UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 6, 2015

SANUWAVE Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11475 Great Oaks Way, Suite 150, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(678) 581-6843

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

On May 6, 2015, SANUWAVE Health, Inc., a Nevada Corporation (the "Company"), provided an update on the dermaPACE clinical trial. A copy of the related press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety

Also on May 6, 2015, the Company announced its financial results for the three months ended March 31, 2015 and provided a business update. A copy of the related press release is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.

The information in this Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01          Regulation FD Disclosure

The Company hosted a conference call with investors on May 7, 2015 at 10 a.m., Eastern Time, to discuss the financial results for the three months ended March 31, 2015 and provide a business update. A copy of management’s prepared remarks is attached hereto as Exhibit 99.3.

The information in this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated May 6, 2015, issued by SANUWAVE Health, Inc., titled “SANUWAVE Health provides an update on the dermaPACE clinical trial.”

99.2	Press release, dated May 6, 2015, issued by SANUWAVE Health, Inc., titled “SANUWAVE Health reports first quarter financial results and provides a business update.”

99.3	Management’s prepared remarks for the May 7, 2015, SANUWAVE Health, Inc. conference call to discuss the three months ended March 31, 2015 financial results and provide a business update.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: May 7, 2015	By:	/s/ Barry J. Jenkins
Name: Barry J. Jenkins
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 6, 2015, issued by SANUWAVE Health, Inc., titled “SANUWAVE Health provides an update on the dermaPACE clinical trial.”

99.2	Press release, dated May 6, 2015, issued by SANUWAVE Health, Inc., titled “SANUWAVE Health reports first quarter financial results and provides a business update.”

99.3	Management’s prepared remarks for the May 7, 2015, SANUWAVE Health, Inc. conference call to discuss the three months ended March 31, 2015 financial results and provide a business update.